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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Furniture Brands International, Inc.
(Name of Registrant as Specified In Its Charter)

SCSF Equities, LLC
Sun Capital Securities Offshore Fund, Ltd.
Sun Capital Securities Fund, LP
Sun Capital Securities Advisors, LP
Sun Capital Securities, LLC
Marc J. Leder
Rodger R. Krouse
Alan Schwartz
Ira Kaplan
T. Scott King
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2008 ANNUAL MEETING OF STOCKHOLDERS
OF
FURNITURE BRANDS INTERNATIONAL, INC.

PROXY STATEMENT
OF
SCSF EQUITIES, LLC

To Our Fellow Stockholders:

        This proxy statement (this "Proxy Statement") and the accompanying GOLD proxy card are being furnished to stockholders of Furniture Brands International, Inc. ("FBN" or the "Company") in connection with the solicitation of proxies by SCSF Equities, LLC ("SCSF") and certain of its affiliates to be used at the 2008 Annual Meeting of stockholders of FBN, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 10:00 a.m. local time on Thursday, May 1, 2008, at The Ritz-Carlton, 100 Carondelet Plaza, St. Louis, Missouri. This Proxy Statement and the GOLD proxy card are first being furnished to stockholders on or about April 15, 2008.

        We are soliciting your proxy for the Annual Meeting regarding the following proposals:

  1.
  To elect to the Board of Directors of FBN (the "Board") (a) Alan Schwartz, Ira Kaplan and T. Scott King (the "SCSF Nominees"), who have consented, if elected, to serve as directors, and (b) the persons nominated by FBN to serve as directors other than Katherine Button Bell, Richard B. Loynd and Albert E. Suter (there is no assurance that any of FBN's nominees will serve as directors if the SCSF Nominees are elected to the Board);

  2.
  To adopt a resolution to repeal any provision of FBN's By-Laws or amendments to FBN's By-Laws unilaterally adopted by the Board after May 6, 1998 and prior to the seating of any of the SCSF Nominees, if elected;

  3.
  To vote for FBN's proposal to approve the Furniture Brands International, Inc. 2008 Incentive Plan;

  4.
  To ratify the selection of independent auditors; and

  5.
  To transact such other business as may properly come before the meeting.

        If any of the SCSF Nominees is unable or otherwise unavailable to serve as a director, SCSF reserves the right to nominate a replacement candidate for election as a director, and any such replacement shall be deemed to be a SCSF Nominee. In any such case, the GOLD proxy card will be voted for such replacement nominees.

        SCSF and certain of its affiliates—Sun Capital Securities Offshore Fund, Ltd. ("Sun Offshore Fund"), Sun Capital Securities Fund, LP ("Sun Securities Fund"), Sun Capital Securities Advisors, LP ("Sun Advisors"), Sun Capital Securities, LLC ("Sun Capital Securities"), Marc J. Leder and Rodger R. Krouse—are participants in the solicitation of proxies contemplated hereby. They are collectively referred to in this Proxy Statement as the "SC Group Entities" or "we".

        THIS SOLICITATION IS BEING MADE BY THE SC GROUP ENTITIES AND NOT ON BEHALF OF THE BOARD OR THE MANAGEMENT OF FBN.

YOUR VOTE IS IMPORTANT

        YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TO VOTE FOR THE ELECTION OF THE SCSF NOMINEES.

        IF ELECTED, CONSISTENT WITH THEIR FIDUCIARY DUTY, THE SCSF NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS OF FBN. WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD FOR THE ELECTION OF ALAN SCHWARTZ, IRA KAPLAN AND T. SCOTT KING.

        WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY FBN. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

        If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Stockholders Call Toll-Free: (800) 347-4750
Banks and Brokers Call Collect: (212) 269-5550

        Only holders of record of FBN's voting securities as of the close of business on March 6, 2008 (the "Record Date") are entitled to notice of, and to attend and vote at, the Annual Meeting. According to the proxy statement filed by FBN with the Securities and Exchange Commission (the "SEC") on March 31, 2008 ("Company Proxy Statement"), as of the Record Date, there were 48,512,171 shares of Common Stock, $1.00 stated value per share, of FBN (the "Common Stock") outstanding and entitled to vote. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock held on the Record Date.

        HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF THEY SELL THEIR SHARES AFTER THE RECORD DATE.

        IF YOU PREVIOUSLY VOTED FOR THE COMPANY'S NOMINEES, YOU CAN CHANGE YOUR VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD TO D.F. KING & CO., INC. AT ITS ADDRESS SET FORTH ABOVE. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE AND RETURN ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

        As of the Record Date, SCSF beneficially owned, and as of the date of this Proxy Statement we continue to beneficially own, an aggregate of 4,581,881 shares of Common Stock, representing approximately 9.45% of the outstanding shares of Common Stock. SCSF intends to vote such shares FOR the election of the SCSF Nominees.

        VOTE FOR THE SCSF NOMINEES BY RETURNING YOUR SIGNED AND DATED GOLD PROXY TODAY.

BACKGROUND OF THE SOLICITATION

        SCSF has been a stockholder of FBN since January 2007. SCSF acquired shares of Common Stock through open market purchases as part of its proprietary trading strategy and, as of the Record Date and the date hereof, SCSF beneficially owned and owns 4,581,881 shares of Common Stock, representing approximately 9.45% of the outstanding shares of Common Stock. In connection with its investment in FBN, from time to time SCSF reviews FBN's business affairs, financial position, governance, management, capital structure, future plans and contractual rights and obligations. In addition, as part of its review, SCSF from time to time held telephone conversations with management regarding the Company's performance, its turnaround plan and strategic alternatives.

        Based on such review, on February 20, 2008, the SC Group Entities, through one of their affiliates, Sun Capital Securities Group, LLC ("SC Securities"), made a non-binding proposal to acquire all outstanding shares of Common Stock at a substantial premium. On February 21, 2008, FBN issued a press release stating that the proposal from SC Securities did not provide the Board of Directors of the Company with any meaningful basis upon which to evaluate the proposal. In the same press release, FBN indicated it had received a similar, preliminary, non-binding expression of interest from Samson Holding Ltd. ("Samson") in the fall of 2007, and had requested additional information from Samson that has not been provided.

        On March 5, 2008, representatives of FBN and SC Securities spoke by telephone to further discuss the potential terms and timetable for a possible transaction. On March 18, 2008, representatives of FBN and the SC Securities again spoke by telephone and FBN again declined to pursue a potential transaction with SC Securities.

        On March 27, 2008, SCSF contacted representatives of Goldman Sachs, FBN's financial advisor, by telephone and asked Goldman Sachs to endeavor to have the Board consider including two representatives of SCSF in the Company's slate of nominees for election as directors at the Annual Meeting.

        On March 28, 2008, in accordance with state corporate law and federal proxy rules, SCSF delivered two written requests to the Company with respect to the inspection and use of the Company's stockholders list in connection with a potential solicitation of proxies with respect to the election of directors at the Annual Meeting.

        In the morning of March 31, 2008, FBN issued a press release acknowledging receipt of SCSF's March 28 letters and questioning the appropriateness of having representatives of SCSF on the Board. On the same day, at the request of FBN, Jason G. Bernzweig, M. Steven Liff and Matthew Gunia of SCSF had a telephone conversation with Ralph P. Scozzafava, Vice Chairman and Chief Executive Officer of the Company, and Jon D. Botsford, Senior Vice President and General Counsel of the Company, regarding SCSF's plans and intentions in connection with the nomination of directors for election at the Annual Meeting.

        On April 2, 2008, Messrs, Bernzweig, Liff, Gunia, Scozzafava and Botsford, along with Dan Stone, Vice President of Strategy and Business Development of the Company, again spoke by telephone, but were unable to reach agreement with respect to the SCSF's representation on the Board.

        On April 3, 2008, the SC Group Entities filed a preliminary draft of this Proxy Statement with the SEC.

PROPOSAL 1—ELECTION OF DIRECTORS

Reasons to Vote for the SCSF Nominees

        While we believe the entire Board should be held accountable to stockholders for the Company's failure to fully investigate strategic alternatives and for the Company's underperformance, the SC

Group Entities are nominating only three directors for election at the Annual Meeting because they believe that the SCSF Nominees, if elected, can work with the remaining incumbent directors to effect positive change at the Company. The SCSF Nominees, if elected, will not constitute a majority of the Board.

        We believe, based on our personal knowledge of the SCSF Nominees and the SCSF Nominees' extensive business and corporate governance experience, that the SCSF Nominees will, if elected to the Board, bring to FBN significant operational and corporate governance experience and a new voice with a greater stockholder perspective. Based on our discussions with the SCSF nominees, SCSF expects that the SCSF Nominees will, if elected to the Board, work with the remaining incumbent directors to effect positive change at FBN, which work will include:

  •
  an independent review by the newly composed Board of the strategic alternatives available to the Company (potentially including a review of all acquisition proposals that FBN has received in the last year and other possible business combination and other change of control or strategic transactions involving FBN) in order to better understand the strategic alternatives available to FBN; and

  •
  the implementation of a more aggressive operational turnaround strategy that enhances financial results and stock price performance.

        Based on our personal knowledge of the SCSF nominees and their extensive business and corporate governance expertise, we believe the SCSF Nominees will act in accordance with their fiduciary duties to the Company's stockholders and, accordingly, their plans or anticipated actions, if elected, could change in light of those duties.

        None of the SC Group Entities or the SCSF Nominees currently has any specific plans for any change of control or other strategic transaction involving the Company.

        We believe the SCSF Nominees will help increase stockholder value at FBN. The SCSF Nominees are committed to acting in the best interests of the Company's stockholders. You are urged to vote FOR the election of the SCSF Nominees to serve as directors on the Board on the enclosed GOLD proxy card.

Background of the SCSF Nominees

        According to the Company Proxy Statement, the Board intends to nominate eight candidates for election as directors at the Annual Meeting. Under applicable proxy rules, we are required either to solicit proxies only for Messrs. Schwartz, Kaplan and King, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to FBN's nominees, or to solicit proxies for Messrs. Schwartz, Kaplan and King and for fewer than all of FBN's nominees, which enables a stockholder who desires to vote for SCSF Nominees to also vote for those nominees of FBN for whom we are soliciting proxies. ACCORDINGLY, THIS PROXY STATEMENT IS SOLICITING PROXIES TO ELECT (A) ALAN SCHWARTZ, IRA KAPLAN AND T. SCOTT KING, AS DIRECTORS, AND (B) THE PERSONS NOMINATED BY FBN AS SET FORTH IN THE COMPANY PROXY STATEMENT (OTHER THAN KATHERINE BUTTON BELL, RICHARD B. LOYND AND ALBERT E. SUTER), AS DIRECTORS.

        The SCSF Nominees are highly qualified individuals who we believe possess the expertise necessary to work to restore and enhance stockholder value. Set forth below is the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five years of each SCSF Nominee. Each SCSF Nominee would be independent under the applicable standards of the NYSE and the independence standards applicable to FBN under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The SCSF Nominees, if elected, would hold office until the 2009 annual meeting of stockholders and until a successor has been duly elected and qualified.

SCSF Nominee	Age	Background Information
Alan Schwartz Yale Law School P.O. Box 208215 New Haven, CT 06520	68
		Alan Schwartz is a renowned expert in the field of corporate governance. He is a Sterling Professor at Yale University, one of 27 such professors in the University, where he has been since 1987. His appointments are in the Yale Law School and the Yale School of Management where he specializes in corporate finance and corporate governance, mergers and acquisitions, contracts and contract theory, bankruptcy and commercial transactions. He has published numerous articles and books in these fields and has been identified, by the Institute for Scientific Information, as being in the top one half of one percent of social scientists world wide in total citations. Professor Schwartz has served as a Director of Cleveland-Cliffs, Inc., an international mining company that is traded on the New York Stock Exchange, since 1991. He now chairs the Cleveland-Cliffs finance committee and serves on its Governance and Strategic Advisory Committees. Professor Schwartz has been President of the American Law and Economics Association, Editor of the Journal of Law, Economics and Organization and Chair of the Sections on Law and Economics and the Section on Contracts of the Association of American Law Schools.
Ira Kaplan c/o Sun Capital Partners, Inc. 5200 Town Center Circle, Suite 600 Boca Raton, FL 33486	49
		Ira Kaplan served as Chief Financial Officer of Claire's Stores Inc. from 1990 to 2008 (retiring April 4, 2008) and served as a member of the Board of Directors of Claire's Stores until it was acquired in May 2007. He joined Claire's Stores in 1987 and served in various financial capacities until 1990. He was a key member of Claire's Stores' Strategic Planning Committee responsible for the formulation of short and long-term strategies to drive its internal growth and its domestic and international expansion. Mr. Kaplan was responsible for formulating and implementing financial practices designed to ensure the continued financial strength of Claire's Stores, which grew sales at a five-year annual rate of 10% to $1.5 billion through 2007 and achieved a latest twelve months ended EBITDA margin of 20% through November 3, 2007. Claire's Stores was acquired by private equity firm Apollo Management L.P. for $3.1 billion on May 29, 2007. From 1982 to 1987, Mr. Kaplan practiced at Peat Marwick (now KPMG) where his clients engaged in a variety of industries, including real estate, retailing, manufacturing, leisure activities and publishing.

T. Scott King c/o Sun Capital Partners, Inc. 5200 Town Center Circle, Suite 600 Boca Raton, FL 33486	56
T. Scott King is a Managing Director of Sun Capital Partners, Inc. and has 25 years of operating experience as an executive in the consumer and industrial sectors. As a senior operator with the firm since 2003, Mr. King has led the development and execution of operational strategies pursuant to the turnaround of numerous companies acquired by Sun Capital affiliates, largely in the consumer sector. He serves on the Board of Directors of the following Sun Capital portfolio companies: ShopKo Stores, Inc.; The Limited; Pamida; Marsh Supermarkets; Village Pantry Stores; Anchor Blue Retail Group; Drug Fair Group; and Performance Fibers, Inc. Prior to joining Sun Capital Partners, he was Chief Executive Officer of Waterlink, Inc., which is an international provider of integrated water purification and wastewater treatment solutions. Mr. King served as President of the $1.0 billion Consumer Brands Division of the Sherwin Williams Company from 1992 to 1998.

        The SCSF Nominees will not receive any compensation from SCSF or any of its affiliates in connection with this proxy solicitation. If elected, the SCSF Nominees will be entitled to such compensation from FBN as is consistent with FBN's past practice for non-employee directors, which is described in the Company Proxy Statement.

        Except as disclosed in this Proxy Statement, (i) no SCSF Nominee or any associate of a SCSF Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding, and (ii) there is no event that occurred during the past five years with respect to any of the SCSF Nominees that is required to be described under Item 401(f) of Regulation S-K. The information in this Proxy Statement regarding a particular SCSF Nominee has been furnished to SCSF by such SCSF Nominee.

        As of the Record Date, SCSF beneficially owned, and as of the date of this Proxy Statement we continue to beneficially own, an aggregate of 4,581,881 shares of Common Stock, representing approximately 9.45% of the outstanding shares of Common Stock. SCSF intends to vote such shares FOR the election of the SCSF Nominees.

        Each SCSF Nominee has agreed and consented to be named in this Proxy Statement and to serve as a director of FBN, if elected. We do not expect that any of the SCSF Nominees will be unable to stand for election, but, in the event that any of them is unable to serve or otherwise unavailable to serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for our replacement nominee(s). We reserve the right to the extent permitted by applicable law, to nominate replacement or additional persons as nominees for any reason, including in the event that (i) the Board is expanded beyond its current size and/or (ii) any of the SCSF Nominees is unable to stand for election or to serve for any reason, including by reason of the taking or announcement of any action by the Company that has, or if consummated would have, the effect of disqualifying any such SCSF Nominee to serve as a director.

        SCSF also intends to vote for FBN's nominees other than Katherine Button Bell, Richard B. Loynd and Albert E. Suter. The names, backgrounds and qualifications of FBN's nominees and other information about them can be found in the Company Proxy Statement. There is no assurance that any of FBN's nominees will serve as directors if the SCSF Nominees are elected. In the event one or more of the SCSF Nominees are elected and one or more of FBN's nominees decline to serve with such SCSF Nominee or SCSF Nominees, the By-Laws of FBN provide that any vacancy on the Board may be filled by a majority of the remaining directors then in office, and the successor so designated shall hold office for the unexpired term in respect of which such vacancy occurred.

Agreements with SCSF Nominees

        In connection with the proxy solicitation contemplated hereby, SC Securities has entered into a separate agreement (the "Nominee Agreement") with each SCSF Nominee with respect to the nomination of such individual as a director of FBN at the Annual Meeting. The Nominee Agreement provides, among other things, that:

  •
  each SCSF Nominee has agreed to become a member of SCSF's slate of nominees to stand for election as a director of FBN in connection with this proxy solicitation and to serve as a director of FBN if elected;

  •
  SC Securities has agreed to pay all costs of this proxy solicitation;

  •
  SC Securities has agreed, subject to limited exceptions, to indemnify and hold each SCSF Nominee harmless from and against all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements incurred by such SCSF Nominee in the event he becomes a party to litigation in connection with him serving as a candidate for election to the Board and this proxy solicitation (but not in such SCSF Nominee's capacity as a director of the Company if elected).

        SC Securities has also entered into a confidentiality agreement with each SCSF Nominee with respect to certain information concerning this proxy solicitation that is of a confidential and proprietary nature, subject to disclosure requirements under applicable laws, regulations and legal processes.

        WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF THE SCSF NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.

        IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD "FOR" THE ELECTION OF ALAN SCHWARTZ, IRA KAPLAN AND T. SCOTT KING FOR DIRECTORS, AND "FOR" THE PERSONS NOMINATED BY FBN (OTHER THAN KATHERINE BUTTON BELL, RICHARD B. LOYND AND ALBERT E. SUTER) FOR DIRECTORS.

PROPOSAL 2—REPEAL CERTAIN AMENDMENTS TO BY-LAWS

        Section 9 of Article VIII of FBN's By-Laws provides that, with certain limited exceptions, the By-Laws may be amended by the affirmative vote of a majority of the Board. We believe that in order to ensure that the will of the Company's stockholders with respect to this proxy solicitation is upheld, no effect should be given to any provision or amendment to the By-Laws unilaterally adopted by the Board after the date of the most recent publicly disclosed By-Laws, which is May 6, 1998. Stockholders are therefore being asked to adopt a resolution that would repeal any provision of the By-Laws or amendment to the By-Laws that the Board adopted or adopts after May 6, 1998 and before the seating of any of any of the SCSF Nominees on the Board, if elected, including, without limitation, any amendments the Board has adopted without public disclosure or might adopt in an effort to impede the effectiveness of the nomination by the SC Group Entities of the SCSF Nominees, negatively impact the ability of the SC Group Entities to solicit and/or obtain proxies from stockholders, frustrate the will of the stockholders expressed in those proxies or modify the Company's corporate governance regime.

        The purpose of Proposal 2 is to ensure that the election of directors of the Company be conducted in accordance with the By-Laws of the Company which have been publicly disclosed in accordance with federal securities laws and to prevent the adoption of any By-Laws that would prevent the stockholders of the Company from freely exercising their voting rights. More specifically, the purpose of the proposal is:

  •
  first, to ensure that the effectiveness of SCSF's nomination of individuals for election as directors is based solely on the publicly disclosed By-Laws of FBN and is not undermined by any By-Law amendment that has been adopted by the Board but not publicly disclosed or that is adopted in an effort to impede the nomination by SCSF of candidates for election as directors;

  •
  second, to prevent the Company from negatively impacting the ability of the SC Group Entities and the SCSF Nominees to solicit and/or obtain proxies from stockholders on the grounds of a newly adopted or previously adopted but undisclosed amendment to the Company's By-Laws; and

  •
  third, to ensure that the Company cannot frustrate the will of its stockholder as expressed in any such proxy or vote based on a new or previously undisclosed amendment to the Company's By-Laws.

        We are not currently aware of any By-Law amendment that would be repealed by the adoption of Proposal 2. As such, we do not anticipate that the adoption of this proposal would have any effect on the Company, including with respect to its takeover defenses or corporate governance regime. However, it is not possible for us to assess what effect the adoption of Proposal 2 could have if there are undisclosed By-Law amendments, as we do not know the terms of any such amendment.

        Although adoption of this Proposal 2 could have the effect of repealing previously undisclosed By-Law amendments without considering the beneficial nature, if any, of such amendments to the stockholders, it would not repeal any such amendments that were approved by the stockholders.

        Proposal 2 provides for the adoption of the resolution in the following form:

  RESOLVED, that the By-Laws of the Company are hereby amended to repeal any and all amendments thereto adopted by the Board of Directors of the Company and not by the stockholders of the Company after May 6, 1998 and prior to the seating of any of Alan Schwartz, Ira Kaplan and T. Scott King on the Board, if elected.

        We urge you to vote "FOR" this proposal to repeal any provision of FBN's By-Laws or amendments to FBN's By-Laws unilaterally adopted by the Board after May 6, 1998 and prior to the seating of any of the SCSF Nominees, if elected, because we believe the will of the stockholders, as expressed through the results of this proxy solicitation, should be given effect.

        The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 2 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted "FOR" the proposal to repeal any provision of FBN's By-Laws or amendments to FBN's By-Laws unilaterally adopted by the Board after May 6, 1998 and prior to the seating of any of the SCSF Nominees, if elected.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        According to the Company Proxy Statement, FBN is soliciting proxies with respect to two proposals other than the election of directors. Please refer to the Company Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to (i) vote "FOR" Proposal 3 below all shares represented by your GOLD proxy card and (ii) vote "FOR" Proposal 4 below all shares represented by your GOLD proxy card. In addition, if you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to the persons named on the enclosed GOLD proxy card to vote all shares represented by your GOLD proxy card on such other matters in accordance with their judgment.

PROPOSAL 3—ADOPTION OF THE FURNITURE BRANDS INTERNATIONAL
2008 INCENTIVE PLAN

        As discussed in further detail in the Company Proxy Statement, prior to the Annual Meeting the Board adopted, subject to stockholder approval, the Furniture Brands International 2008 Incentive Plan (the "2008 Incentive Plan"). FBN is asking stockholders to approve the 2008 Incentive Plan. The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to approve the 2008 Incentive Plan, provided that the total votes cast on the proposal equal or exceed 50% of all shares entitled to vote on the proposal. We do not object to the approval of the 2008 Incentive Plan.

        The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 3 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted "FOR" FBN's proposal to approve the 2008 Incentive Plan.

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED AUDITORS

        The Company is soliciting proxies to ratify the Audit Committee's selection of the Company's independent registered auditors for the 2008 fiscal year. We do not object to the ratification of the Company's Audit Committee's selection of KPMG LLP as the Company's independent registered auditors.

        The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 4 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted "FOR" the ratification of the Audit Committee's selection of KPMG LLP as FBN's auditors for the calendar year ended December 31, 2008.

OTHER PROPOSALS

        We are not aware of any other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

        According to the Company Proxy Statement, the voting procedures are as set forth below.

  Who May Vote

        Stockholders of record at the close of business on March 6, 2008, the Record Date, are entitled to vote during the Annual Meeting and may cast one vote for each share of Common Stock held on the record date on each matter that may properly come before the meeting. On the Record Date, there were 48,512,171 shares of Common Stock issued and outstanding.

  How You May Vote

        As explained in the detailed instructions on your GOLD proxy card, there are two ways you may vote. You may:

  1.
  Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting; or

  2.
  Vote in person by attending the Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Annul Meeting.

        Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) "FOR" ALAN SCHWARTZ, IRA KAPLAN AND T. SCOTT KING FOR DIRECTORS, AND "FOR" THE PERSONS NOMINATED BY FBN (OTHER THAN KATHERINE BUTTON BELL, RICHARD B. LOYND AND ALBERT E. SUTER) FOR DIRECTORS, (II) "FOR" THE REPEAL OF ANY PROVISION OF FBN'S BY-LAWS OR AMENDMENTS TO FBN'S BY-LAWS UNILATERALLY ADOPTED BY THE BOARD AFTER MAY 6, 1998 AND PRIOR TO THE SEATING OF ANY OF THE SCSF NOMINEES, IF ELECTED, (III) "FOR" THE APPROVAL OF THE 2008 INCENTIVE PLAN, (IV) "FOR" RATIFICATION OF KPMG LLP AS FBN'S INDEPENDENT REGISTERED AUDITORS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2008, AND (IV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Stockholders Call Toll-Free: (800) 347-4750
Banks and Brokers Call Collect: (212) 269-5550

  Vote Required

        The holders of a majority of the issued and outstanding shares of Common Stock must be present or represented at the meeting for there to be a quorum for the conduct of business. If a quorum is present and/or represented at the meeting, then the eight nominees for directors who receive the highest number of votes of the votes cast will be elected. For these purposes, abstentions and "broker non-votes" will not be counted as voting for or against the proposal to which it relates. The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to approve the resolution repealing certain amendments to the By-Laws (Proposal 2 on the GOLD proxy card) and to approve the 2008 Incentive Plan (Proposal 3 on the GOLD proxy card), to ratify the selection of independent auditors (Proposal 4 on the GOLD proxy card) and to take action on such other matters as may properly come before the meeting. In addition, pursuant to New York Stock Exchange rules, the total votes cast on Proposal 3 must equal or exceed 50% of all shares entitled to vote on the proposal. Shares represented by proxies that are marked "abstain" with respect to these matters will be treated as votes and will have the same effect as a vote "against" the matters.

  How you may Change Your Vote

        Any proxy given by a stockholder may be revoked at any time prior to its use by execution of a later dated proxy, by a personal vote at the meeting, or by written notice to the Secretary of the Company.

PROXY PROCEDURES

        IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

        The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

        Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

        IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

        Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

  •
  submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any WHITE proxy cards which you may have submitted to FBN;

  •
  attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

  •
  delivering written notice of revocation either to the Secretary of FBN at the address provided by FBN in the Company Proxy Statement or to SCSF Equities, LLC c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (which will then be delivered to the Secretary of FBN).

        Please note that if your shares are held in "street name" by a bank, broker or bank nominee, you must follow the instructions provided by such bank, broker or bank nominee to vote or revoke your earlier vote.

        Although a revocation is effective if delivered to FBN, we request that either the original or a copy of any revocation be mailed to SCSF Equities, LLC c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, so that SCSF will be aware of all revocations.

        IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO FBN, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY OR TO SCSF.

SOLICITATION OF PROXIES

        SCSF has retained D.F. King & Co., Inc. ("D.F. King") to conduct the solicitation, for which D.F. King is to receive a fee not to exceed $150,000, plus reimbursement for its reasonable out-of-pocket expenses. We have agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ approximately 50 persons to solicit proxies from FBN stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is $550,000 to date, and is estimated to be $1,050,000 in total.

        The directors, officers, members and employees of the SC Group Entities may also participate in the solicitation of proxies. These persons will not be paid additional remuneration for their efforts. In addition, it is anticipated that the SCSF Nominees may solicit proxies in connection with their nomination. The SCSF Nominees will not receive any compensation for assisting in the solicitation of proxies.

        The SC Group Entities currently intend to seek reimbursement from FBN upon completion of the solicitation of all expenses incurred in connection with the solicitation of proxies for the election of the SCSF Nominees for the Board at the Annual Meeting if any of the SCSF Nominees are elected. The SC Group Entities do not intend to submit the question of such reimbursement to a vote of the stockholders of FBN.

PARTICIPANTS IN THE SOLICITATION

        SCSF, Sun Offshore Fund, Sun Securities Fund, Sun Advisors, Sun Capital Securities and Messrs. Leder, Krouse, Schwartz, Kaplan and King are the participants in the solicitation of proxies contemplated hereby and are collectively referred to herein as the "Participants."

        SCSF is a Delaware limited liability company principally engaged in the business of making investments in publicly traded equity or debt securities.

        Sun Offshore Fund is a Cayman Islands corporation principally engaged in the business of making investments in public and private securities.

        Sun Securities Fund is a Delaware limited partnership principally engaged in the business of making investments in public and private securities.

        Sun Advisors is a Delaware limited partnership principally engaged in the business of making investments in public and private securities.

        Sun Capital Securities is a Delaware limited liability company principally engaged in the business of making investments in public and private securities.

        Messrs. Leder and Krouse are United States citizens who are principally engaged, through the SC Group Entities and affiliated funds and companies, in merchant banking and the acquisition and operation of middle market companies. Messrs. Leder and Krouse are the co-chief executive officers of Sun Capital Partners, Inc., a leading private investment firm focused on leveraged buyouts, equity and other investments in market-leading companies. In addition, Messrs. Leder and Krouse each own 50% of the membership interests in Sun Capital Securities, which in turn is the general partner of Sun Advisors, which in turn is the general partner of Sun Securities Fund, which in turn is the managing member of SCSF Equities. Messrs. Leder and Krouse are also the only two directors of Sun Offshore Fund, which in turn owns a majority of the membership interests of SCSF Equities.

        The principal business address of each SC Group Entity is 5200 Town Center Circle, Suite 600, Boca Raton, Florida 33486.

        For information regarding the business address, principal occupation or employment of each of Messrs. Schwartz, Kaplan and King, see "PROPOSAL 1—ELECTION OF DIRECTORS" beginning on page 3 of this Proxy Statement.

        As of the date of this Proxy Statement, none of Messrs. Schwartz, Kaplan and King beneficially owns any shares of Common Stock. T. Scott King does not have decision making authority with respect to any shares of Common Stock owned by SCSF or any of its affiliates and disclaims beneficial ownership of any such shares of Common Stock. As of the date of this Proxy Statement, SCSF beneficially and of record owns and has power to vote and power of disposition over 4,581,881 shares of Common Stock, representing approximately 9.45% of the outstanding shares of Common Stock. Given the ownership structure of the SC Group Entities, the SC Group Entities other than SCSF may be deemed to have beneficial ownership and shared power to vote and shared power of disposition over the shares of Common Stock owned by SCSF. The SCSF Group Entities are parties to a joint filing agreement pursuant to which they have agreed to jointly file the statement on Schedule 13D (including all amendments thereto) with respect to their beneficial ownership of shares of Common Stock.

        Each Participant has an interest in the election of directors and the adoption of additional proposal(s) at the Annual Meeting (i) indirectly through the beneficial ownership (if any) of the Common Stock and other securities of FBN and (ii) pursuant to the Nominee Agreements described under "PROPOSAL 1—ELECTION OF DIRECTORS—AGREEMENTS WITH SCSF NOMINEES" beginning on page 5 of this Proxy Statement.

        Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between any SC Group Entity and any SCSF Nominee or any other person or persons with respect to the nomination of the SCSF Nominees.

        Other than as disclosed in this Proxy Statement: (including the Annexes hereto)

  1.
  during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);

  2.
  no Participant directly or indirectly beneficially owns any securities of FBN;

  3.
  no Participant owns any securities of FBN which are owned of record but not beneficially;

  4.
  no Participant has purchased or sold any securities of FBN during the past two years;

  5.
  no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies;

  6.
  no associate of any Participant beneficially owns, directly or indirectly, any securities of FBN;

  7.
  no Participant owns any securities of any parent or subsidiary of FBN, directly or indirectly;

  8.
  no Participant or any associate of any Participant has engaged in or had a direct or indirect material interest in any transaction, or series of similar transactions, since January 1, 2007, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000;

  9.
  no Participant or any associate of any Participant has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to future transactions to which the Company or any of its affiliates will or may be a party;

  10.
  no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected (including, without limitation, any Participant), has a substantial interest, direct or indirect, by securityholding or otherwise, in any matter to be acted on at the Annual Meeting; and

  11.
  no Participant has any substantial interest, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, other than election to office (the SCSF Nominees may be deemed to have an interest in their nominations for election as directors to the Board by virtue of compensation the SCSF Nominees will receive from the Company as directors, if elected to the Board).

        For the purposes of the foregoing, the term "associates" shall have the meaning as that term is defined in Rule 14a-1 of Regulation 14A under the Exchange Act.

        Additional information regarding the Participants, including transactions in the securities of FBN effected during the past two years, is set forth on Appendix I attached hereto.

ADDITIONAL INFORMATION

        The Company is subject to the periodic reporting requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

        SCSF has omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company Proxy Statement. Such disclosure includes, among other things, information regarding securities of FBN beneficially owned by FBN's director's, nominees and management; certain shareholder's beneficial ownership of more than 5% of FBN's voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2009 annual meeting of stockholders of FBN and for consideration for inclusion in the proxy materials for that meeting. Please refer to the Company Proxy Statement for such information. SCSF takes no responsibility for the accuracy or completeness of information contained in the Company Proxy Statement.

        Copies of this Proxy Statement will be provided without charge upon request to D.F. King & Co., Inc. at the address or telephone numbers set forth below under the heading "IMPORTANT".

Date: April 15, 2008

SCSF EQUITIES, LLC

APPENDIX I

ADDITIONAL INFORMATION OF THE PARTICIPANTS

        The following table indicates the date of each purchase of shares of Common Stock by SCSF within the past two years, and the number of shares purchased in each such transaction. Except as set forth below, none of the Participants effected any transactions in the shares of Common Stock during the past two years.

Name	Date	Number of Shares Purchased
SCSF Equities, LLC	1/10/2007	230,000
	1/12/2007	15,100
	1/16/2007	200,000
	1/17/2007	100,100
	1/18/2007	1,000
	1/19/2007	50,000
	1/22/2007	2,000
	1/23/2007	100,000
	1/25/2007	2,100
	1/26/2007	58,000
	1/29/2007	19,700
	1/30/2007	8,700
	2/1/2007	100,000
	2/2/2007	107,000
	2/5/2007	200,000
	2/6/2007	82,000
	2/7/2007	60,500
	2/8/2007	33,000
	2/9/2007	100,000
	2/12/2007	100,000
	2/13/2007	34,300
	2/14/2007	74,300
	2/15/2007	93,700
	2/16/2007	46,900
	2/20/2007	8,900
	2/26/2007	50,000
	2/27/2007	250,000
	2/28/2007	163,600
	3/1/2007	140,000
	7/30/2007	100,000
	7/31/2007	200,000
	8/1/2007	141,200
	8/6/2007	51,700
	8/7/2007	13,200
	8/15/2007	14,181
	9/12/2007	200,000
	9/13/2007	106,600
	9/14/2007	161,000
	9/17/2007	186,800
	9/18/2007	250,000
	9/19/2007	450,000
	9/20/2007	100,000
	9/25/2007	145,000
	9/26/2007	31,300

        The source of funds for the share purchases set forth above is capital committed by the limited partners of Sun Securities Fund and Sun Offshore Fund, who are not themselves necessarily affiliates of the funds.

I-1

        The SC Group Entities have filed with the SEC a statement on Schedule 13D (as amended from time to time, the "Schedule 13D") that contains information in addition to that furnished in this Proxy Statement. The Schedule 13D may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

I-2

IMPORTANT

1.
If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

2.
If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

3.
If you have already submitted a WHITE proxy card to FBN for the Annual Meeting, you may change your vote to a vote FOR the election of the SCSF Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to FBN. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

        If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Stockholders Call Toll-Free: (800) 347-4750
Banks and Brokers Call Collect: (212) 269-5550

PROXY CARD

FURNITURE BRANDS INTERNATIONAL, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
SCSF EQUITIES, LLC

The undersigned hereby appoints and constitutes each of M. Steven Liff, Jason G. Bernzweig and Brian Kabot (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Furniture Brands International, Inc. (“FBN”) to be held at 10:00 a.m. local time on Thursday, May 1, 2008, at The Ritz-Carlton, 100 Carondelet Plaza, St. Louis, Missouri, and at any adjournment or postponement thereof or any meeting held in lieu thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of FBN held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH PROPOSAL: (I) “FOR” ALAN SCHWARTZ, IRA KAPLAN AND T. SCOTT KING FOR DIRECTORS, AND “FOR” THE PERSONS NOMINATED BY FBN (OTHER THAN KATHERINE BUTTON BELL, RICHARD B. LOYND AND ALBERT E. SUTER) FOR DIRECTORS, (II) “FOR” THE REPEAL ANY PROVISION OF FBN’S BY-LAWS OR AMENDMENTS TO FBN’S BY-LAWS UNILATERALLY ADOPTED BY THE BOARD AFTER MAY 6, 1998 AND PRIOR TO THE SEATING OF ANY OF THE SCSF NOMINEES, IF ELECTED, (III) “FOR” THE APPROVAL OF THE 2008 INCENTIVE PLAN, (IV) “FOR” RATIFICATION OF KPMG LLP AS FBN’S INDEPENDENT REGISTERED AUDITORS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2008, AND (IV) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.  If any nominee for director is unable or declines to serve as director, this proxy will be voted for any substitute nominee that SCSF Equities, LLC (“SCSF”) designates.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

PROXY SOLICITED BY SCSF EQUITIES, LLC

YOUR VOTE IS VERY IMPORTANT

Please take a moment now to vote your shares of
common stock for the upcoming Annual Meeting of Stockholders

Please sign, date and return the proxy card in the envelope provided, or mail to: SCSF Equities, LLC c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 as soon as possible.

PLEASE DETACH PROXY CARD HERE
AND RETURN IN THE ENVELOPE PROVIDED

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

PROPOSAL 1: To elect Alan Schwartz, Ira Kaplan and T. Scott King as  directors of FBN:

☐ FOR ALL	☐ WITHHOLD FROM ALL	☐ FOR ALL EXCEPT

SCSF intends to use this proxy to vote (a) FOR Alan Schwartz, Ira Kaplan and T. Scott King (the “SCSF Nominees”) and (b) FOR the persons who have been nominated by FBN to serve as directors, other than Katherine Button Bell, Richard B. Loynd and Albert E. Suter, for whom SCSF is NOT seeking authority to vote for and WILL NOT exercise any such authority.

NOTE: If you do not wish for your shares to be voted “FOR” a particular SCSF Nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the SCSF Nominee(s) you do not support thereafter.  Your shares will be voted for the remaining SCSF Nominee(s).  You may also withhold authority to vote for one or more additional FBN nominees by writing the name of the nominee(s) below.  SCSF provides no assurance that the FBN nominees, if elected, will serve as directors if the SCSF Nominees are elected to the board.

SCSF RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FBN NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 2:  To adopt a resolution to repeal any provision of FBN’s By-Laws or amendments to FBN’s By-Laws unilaterally adopted by the Board after May 6, 1998 and prior to the seating of any of the SCSF Nominees, if elected:

☐ FOR	☐ AGAINST	☐ ABSTAIN

SCSF RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:  To adopt the Furniture Brands International 2008 Incentive Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

SCSF RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: To ratify KPMG LLP as the independent registered auditors for the year ending December 31, 2008:

☐ FOR	☐ AGAINST	☐ ABSTAIN

SCSF RECOMMENDS A VOTE “FOR” PROPOSAL 4.

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

, 2008
SIGNATURE(S) OF STOCKHOLDER(S)	Date

SIGNATURE (IF HELD JOINTLY):

TITLE (S), IF ANY

QuickLinks

2008 ANNUAL MEETING OF STOCKHOLDERS OF FURNITURE BRANDS INTERNATIONAL, INC. PROXY STATEMENT OF SCSF EQUITIES, LLC
YOUR VOTE IS IMPORTANT
BACKGROUND OF THE SOLICITATION
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—REPEAL CERTAIN AMENDMENTS TO BY-LAWS
OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL 3—ADOPTION OF THE FURNITURE BRANDS INTERNATIONAL 2008 INCENTIVE PLAN
PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED AUDITORS
OTHER PROPOSALS
VOTING PROCEDURES
PROXY PROCEDURES
REVOCATION OF PROXIES
SOLICITATION OF PROXIES
PARTICIPANTS IN THE SOLICITATION
ADDITIONAL INFORMATION
APPENDIX I ADDITIONAL INFORMATION OF THE PARTICIPANTS
IMPORTANT